SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549


                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 1995




                   DURAMED PHARMACEUTICALS, INC.
     (Exact name of registrant as specified in its charter)

  Delaware                 0-15242               11-2590026
(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)



  7155 East Kemper Road, Cincinnati, Ohio  45249 (513) 731-9900

(Address and telephone number, including area code, of principal executive offices)
            INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.

Item 5.   Other Events

          The Company's press release dated October 10, 1995, announcing the signing of a letter of intent to acquire Hallmark Pharmaceuticals, Inc., is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements of Business Acquired.

               Not Applicable

          (b)  Pro Forma Financial Information.

               Not Applicable

          (c)  Exhibits.

               The following exhibit is filed with this Report on Form 8-K:

               Regulation S-K
                 Exhibit No.            Exhibit

                    99                  Press release dated
                                        October 10, 1995

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 12, 1995       DURAMED PHARMACEUTICALS, INC.



                              By /s/ Timothy J. Holt
                                Timothy J. Holt
                                Vice President-Finance

  Exhibit 99

                                   PRESS RELEASE


                DURAMED SIGNS LETTER OF INTENT TO ACQUIRE HALLMARK
                                  PHARMACEUTICALS


Cincinnati, OH -- October 10, 1995 -- Duramed Pharmaceuticals, Inc. (Nasdaq: DRMD) Chairman and Chief Executive Officer E. Thomas Arington announced today that Duramed has signed a letter of intent to acquire Hallmark Pharmaceuticals, Inc., a privately held pharmaceutical development company headquartered in Somerset, N.J.

"The Hallmark acquisition brings a research and development pipeline, technical expertise and proven capability to complete the ANDA approval process," Mr. Arington said. "The combined product development programs of the two companies will position Duramed for long-term growth through the introduction of products requiring sophisticated technology and offering expanding market opportunities."

The letter of intent calls for Duramed to issue shares of common stock in payment for Hallmark. The exact number of shares will depend on the future market price of Duramed's stock, but the resulting ownership dilution of current shareholders on a fully diluted basis is not expected to exceed 10 percent. The proposed acquisition is subject to the negotiation and execution of a definitive merger agreement to contain customary representations, warranties and conditions, including approval by the Boards of Directors of Hallmark and Duramed, as well as Hallmark's shareholders; the obtaining of any required regulatory approvals or third party consents; and appropriate financing.

Hallmark recently received FDA tentative approval to market Captopril, the generic equivalent to the brand name product Capoten(R). As part of the agreement, Hallmark has granted Duramed the exclusive rights to market this product.

Duramed Pharmaceuticals manufactures and markets a line of prescription generic drug products in tablet, capsule and liquid forms to customers throughout the United States. Headquartered in Cincinnati, Duramed is traded on the Nasdaq exchange under the symbol DRMD.